Exhibit 10.23

FOURTH Amendment

to

Loan and security agreement

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 3, 2024, by and among Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“Bank”), Serve Robotics Inc., a Delaware corporation, and Serve Operating Co., a Delaware corporation (individually and collectively, jointly and severally, “Borrower”).

Recitals

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 1, 2022, (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to allow for certain Liens on the Collateral securing Subordinated Debt.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 Section 12.2 (Definitions). Clause (o) of the definition of “Permitted Liens” in Section 12.2 is amended in its entirety and replaced with the following:

(o) Liens securing Subordinated Debt pursuant to (i) that certain Secured Promissory Note dated as of June 28, 2023, issued by Borrower to Ali Kashani, (ii) that certain Secured Promissory Note dated as of July 6, 2023, issued by Borrower to Russell and Lindsay Revocable Trust u/d/t 11/19/2018, (iii) that certain Secured Promissory Note dated as of July 6, 2023, issued by Borrower to Tribridge Limited, (iv) that certain Secured Promissory Note dated as of July 6, 2023, issued by Borrower to One Planet VC, LLC, (v) that certain Secured Promissory Note dated as of July 6, 2023, issued by Borrower to Carissa Boudreau, in each case, so long as such Liens extend only to the Collateral, and (vi) that certain Secured Promissory Note dated as of December 26, 2023, issued by Borrower to Ali Kashani.

3. Limitation of Amendment.

3.1 The amendment set forth in Section 2 above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Prior Agreement. Except as expressly provided for in this Amendment, the Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

6. Ratification of Intellectual Property Security Agreement. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of April 21, 2023, between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral (as defined therein) and (b) shall remain in full force and effect.

7. Ratification of Perfection Certificates. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in those certain Perfection Certificates dated as of September 19, 2023, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificates have not changed (other than as set forth in written notices to Bank), as of the date hereof.

8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Electronic Execution of Documents. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

11. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

12. Covenant to Deliver. Borrower shall deliver to Bank, on or prior to the date hereof, each of the following in form and substance satisfactory to Bank: a subordination agreement in form and substance satisfactory to Bank, duly executed by Borrower and each creditor thereunder, together with copies of the fully executed documents evidencing the Subordinated Debt held by such creditors and any Liens securing the same. Notwithstanding anything to the contrary contained herein or in any other Loan Document, any failure by Borrower to comply with this Section 12 shall result in an immediate Event of Default and shall not be subject to any cure period, including without limitation, any cure period set forth in Section 7.2(b) of the Loan Agreement.

13. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

First-Citizens Bank & Trust Company		Serve Robotics Inc.

By:	/s/ Bellet Eliasnia	By:	/s/ Ali Kashani
Name:	Bellet Eliasnia	Name:	Ali Kashani
Title:	Managing Director – Advisory Services	Title:	Chief Executive Officer

Serve Operating Co.

		By:	/s/ Ali Kashani
		Name:	Ali Kashani
		Title:	Chief Executive Officer

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